COLLATERAL AGREEMENT SUPPLEMENT This SUPPLEMENT NO. 2 dated as of December 4, 2024 (this “Supplement”), to the COLLATERAL AGREEMENT, dated as of July 26, 2024 (as amended, restated, amended and restated, supplemented, waived or otherwise modified or replaced from time to time, the “Collateral Agreement”), among SUMMIT MIDSTREAM HOLDINGS, LLC, Delaware limited liability company (the “Issuer”), each Subsidiary listed on the signature pages thereof as a “Pledgor” and/or “Grantor”, each Subsidiary that shall, at any time after the date thereof, become a Pledgor and/or Grantor pursuant to Section 6.15 thereof, SUMMIT MIDSTREAM PARTNERS, LP, a Delaware limited partnership (the “Parent”), and REGIONS BANK (“Regions”), as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) for the Secured Parties. A. Reference is made to the Indenture dated as of even date with the Collateral Agreement (as may be amended, restated, amended and restated, supplemented, extended, renewed, refinanced, waived or otherwise modified or replaced from time to time, the “Indenture”), among the Issuer, the Parent, Regions, as the trustee and the collateral agent and the other Persons from time to time party thereto. B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture and the Collateral Agreement, as applicable. C. Section 6.15 of the Collateral Agreement provides that any additional Subsidiary may become a Subsidiary Guarantor, a Grantor, a Pledgor or any or all of the foregoing under the Collateral Agreement by execution and delivery of an instrument substantially in the form of this Supplement (with such changes and modifications hereto as may be required by the laws of any applicable foreign jurisdiction to the extent applicable). The undersigned Subsidiaries (collectively, the “New Subsidiaries” and each, a “New Subsidiary”) are executing this Supplement, in accordance with the requirements of the Indenture, to become Obligors in the capacity under the Collateral Agreement as specified on the signature page hereto. Accordingly, the Collateral Agent and the New Subsidiaries agree as follows: SECTION 1. In accordance with Section 6.15 of the Collateral Agreement, each New Subsidiary by its signature below and delivery of such executed signature page to the Collateral Agent becomes, to the extent specified on the signature page hereto, a “Subsidiary Guarantor”, “Pledgor” and “Grantor” (or any one or more of the foregoing; provided that if the signature page hereto fails to state the capacity or capacities in which such New Subsidiary is entering the Collateral Agreement, then such New Subsidiary shall join in each such capacity) under the Collateral Agreement with the same force and effect as if originally named therein as an Obligor, and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Guarantor, Pledgor and Grantor or any one or more of the foregoing, as applicable, thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor and Grantor or any one or more of the foregoing, as applicable, thereunder (as supplemented by the attached supplemental schedules to the Collateral Agreement) are true and correct, in all material respects, on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct, in all material respects, as of such earlier date. SECTION 2. In furtherance of the foregoing, to the extent any New Subsidiary is joining the Collateral Agreement as a Pledgor, and as security for the indefeasible payment in full and performance of all of the Secured Obligations, such New Subsidiary hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a continuing security interest in all of such New Subsidiary’s right, title and interest in, to and under and whether direct or indirect, whether legal, beneficial, or economic, whether fixed or contingent and whether now or hereafter existing or arising in all of its Property constituting Exhibit 10.1

Pledged Collateral. SECTION 3. In furtherance of the foregoing, to the extent any New Subsidiary is joining the Collateral Agreement as a Grantor, and as security for the indefeasible payment in full and performance, of the Secured Obligations, such New Subsidiary hereby pledges, hypothecates, assigns, charges, mortgages, delivers and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a continuing Security Interest in all right, title and interest in, to and under any and all of its Property constituting Article 9 Collateral now owned or at any time hereafter acquired by such New Subsidiary or in which such New Subsidiary now has or at any time in the future may acquire any right, title or interest. SECTION 4. Each reference to an “Obligor”, a “Guarantor”, a “Subsidiary Guarantor”, a “Pledgor”, or a “Grantor” in the Collateral Agreement shall be deemed to include the each applicable New Subsidiary to the extent such New Subsidiary is joining the Collateral Agreement in such capacity, as indicated on the signature page hereto. The Collateral Agreement is hereby incorporated herein by reference. Each New Subsidiary shall be a “Guarantor” for all purposes under the Collateral Agreement. SECTION 5. Each New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing. SECTION 6. This Supplement may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when (a) the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each New Subsidiary and (b) the Collateral Agent has executed a counterpart hereof. Delivery of an executed counterpart to this Supplement by facsimile or an electronic transmission of a PDF copy thereof shall be as effective as delivery of a manually signed original. Any such delivery shall be followed promptly by delivery of the manually signed original. SECTION 7. The New Subsidiaries have delivered a Perfection Certificate to the Collateral Agent. The information set forth therein (including the schedules attached thereto) is correct and complete as of the date hereof. SECTION 8. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect. SECTION 9. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT WITHOUT GIVING EFFECT TO CONFLICT OF LAWS AND PRINCIPLES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. SECTION 10. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 11. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Collateral Agreement. SECTION 12. Without in any way limiting the indemnification and expenses provisions of the Collateral Agreement that have been incorporated herein by reference, each New Subsidiary agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, disbursements and other charges of counsel for the Collateral Agent. [Signatures begin on following page]

Signature Page to Collateral Agreement Supplement IN WITNESS WHEREOF, the New Subsidiaries and the Collateral Agent have duly executed this Supplement as of the day and year first above written. TALL OAK MIDSTREAM OPERATING, LLC, as New Subsidiary, in its capacity as a Pledgor and a Grantor By: /s/ William J. Mault Name: William J. Mault Title: Executive Vice President and Chief Financial Officer TALL OAK WOODFORD, LLC, as New Subsidiary, in its capacity as a Pledgor and a Grantor By: /s/ William J. Mault Name: William J. Mault Title: Executive Vice President and Chief Financial Officer VM ARKOMA STACK, LLC, as New Subsidiary, in its capacity as a Pledgor and a Grantor By: /s/ William J. Mault Name: William J. Mault Title: Executive Vice President and Chief Financial Officer BCZ LAND HOLDINGS, LLC, as New Subsidiary, in its capacity as a Pledgor and a Grantor By: /s/ William J. Mault Name: William J. Mault Title: Executive Vice President and Chief Financial Officer

Signature Page to Collateral Agreement Supplement REGIONS BANK, as Collateral Agent By: /s/ Shawn Bednasek Name: Shawn Bednasek Title: Senior Vice President